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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                 October 9, 1998
                                                                 ---------------


                            COMPRESSENT CORPORATION
             (Exact name of registrant as specified in its charter)



          Florida                         0-2119                    65-0581474
----------------------------           -----------              ------------------
(State or other jurisdiction           (Commission                 (IRS Employer
     of incorporation)                  File No.)               Identification No.)


               2105 Hamilton Avenue Suite 140, San Jose, CA 95125
          (Address of principal executive officers including zip code)


       Registrant's telephone number, including area code (408) 879-6600

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ITEM 5. OTHER EVENTS.

     Between October 9, 1998 and November 9, 1998, there was a change in the board of directors of the Registrant as follows:

     The following director has resigned:

               Name                Position                 Date

          Stanley Young            Director            October 9, 1998

     The following directors have been appointed to fill vacancies:

               Name                Position                 Date

          Joseph Stanton           Director            October 9, 1998
          Michael Elio             Director            October 9, 1998


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             COMPRESSENT CORPORATION


                                             By: /s/ JOSEPH KASTRUP
                                                ---------------------
                                                Joseph Kastrup
                                                Chairman of the Board